                                                                    Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE  Highlands Insurance Group, Inc. et al.
       --------------------------------------
                                             CASE NO.  02-13196 through 02-13201
                                                       -------------------------
                                             REPORTING PERIOD: 2/28/03
                                                               -----------------

                            MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                        WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case

                                                                                               DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.        ATTACHED        ATTACHED
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1                  X
   Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CON'T)          X
   Copies of bank statements                                                                       X
   Cash disbursements journals
Statement of Operations                                                     MOR-2                  X
Balance Sheet                                                               MOR-3                  X
Status of Postpetition Taxes                                                MOR-4                  X
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4                  X
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                MOR-5                  X
Debtor Questionnaire                                                        MOR-5                  X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


----------------------------------------     -----------------------------------
Signature of Debtor                          Date



----------------------------------------     -----------------------------------
Signature of Joint Debtor                    Date


  /s/ Stephen L. Kibblehouse                   3/19/03
----------------------------------------     -----------------------------------
Signature of Authorized Individual*          Date


                                             Chief Executive Officer
Stephen L. Kibblehouse                          and General Counsel
----------------------------------------     -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM  MOR
                                                                          (9/99)

IN RE HIGHLANDS INSURANCE GROUP, INC ET AL.

                                              CASE NO. 02-13196 THROUGH 02-13201
                                                       -------------------------
                                              REPORTING PERIOD:  2/28/2003
                                                                 ---------

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                                        BANK ACCOUNTS
                              -------------------------------------------------------------------------------------------
                               Operating    Payables     Money Market      Money Market        Payables       Operating
                              9102663029   1014315825       4484882            AM1P           3752021910      6200064400
                              Chase-HIGI    PNC-HIGI    Federated-HIGI   State Street-HIGI   BofAmer-HIGI   Citizens-HIGI
                              ----------    --------    --------------   -----------------   ------------   -------------
CASH BEGINNING OF MONTH          91,080            0               0                  0           29,420        103,186
                                 ------       ------          ------            -------          -------        -------
RECEIPTS
Cash Sales                           --           --              --                 --               --             --
Accounts Receivable                  --           --              --                 --               --             --
Loans & Advances                     --           --              --                 --               --             --
Sales Of Assets                      --           --              --                 --               --             --
Other (Includes Interest)                         --
Transfers (From DIP ACCTS)                        --              --                 --
                                 ------       ------          ------            -------          -------        -------
TOTAL RECEIPTS                        0            0               0                  0                0              0
                                 ------       ------          ------            -------          -------        -------

DISBURSEMENTS

Net Payroll                          --           --              --                 --               --             --
Payroll Taxes                        --           --              --                 --               --             --
Sales, Use & Other Taxes             --           --              --                 --              150             --
Inventory Purchases                  --           --              --                 --               --             --
Secured/Rental/Leases                --           --              --                 --               --             --
Insurance                            --           --              --                 --               --             --
Administrative & Selling             --           --              --                 --            4,297             --
Selling                              --           --              --                 --               --             --
Other (Attach List)*                 --                           --                 --            3,939
*Bank Fees
Owner Draw                           --           --              --                 --               --             --
Transfers (TO DIP ACCOUNTS)          --                                                               --             --

Professional Fees                    --           --              --                 --                              --
U.S. Trustee Quarterly Fees          --           --              --                 --                              --
Court Costs                          --           --              --                 --               --             --

TOTAL DISBURSEMENTS                   0            0               0                  0            8,386              0
                                 ------       ------          ------            -------          -------        -------
NET CASH FLOW                         0            0               0                  0           (8,386)             0
Receipts Less Disbursements
                                 ------       ------          ------            -------          -------        -------
CASH-END OF MONTH                91,080            0               0                  0           21,034        103,186
                                 ------       ------          ------            -------          -------        -------

                                                                              CURRENT MONTH       CUMULATIVE FILING TO DATE
                                                                              -------------       -------------------------
                               Operating     Operating       Operating
                              3750487802     6200064419      20569113
                               BofA-HCSS   Citizens-HCSS   BankOne-NNHC    Actual    Projected      Actual      Projected
                               ---------   -------------   ------------    ------    ---------      ------      ---------
CASH BEGINNING OF MONTH          87,728         89,989          28,894     430,297     287,641      418,551       242,233
                                 ------         ------          ------     -------     -------      -------       -------
RECEIPTS
Cash Sales                           --                             --          --          --           --            --
Accounts Receivable                  --                             --          --          --           --            --
Loans & Advances                     --                             --          --          --           --            --
Sales Of Assets                      --                             --          --          --           --            --
Other (Includes Interest)         1,960                             --       1,960                   16,175
Transfers (From DIP ACCTS)                                          --           0          --      337,877            --
                                 ------         ------          ------     -------     -------      -------       -------
TOTAL RECEIPTS                    1,960              0               0       1,960           0      354,052             0
                                 ------         ------          ------     -------     -------      -------       -------
DISBURSEMENTS

Net Payroll                          --             --              --          --          --           --            --
Payroll Taxes                        --             --              --          --          --           --            --
Sales, Use & Other Taxes             --             --              --         150          --          150            --
Inventory Purchases                  --             --              --           0          --            0            --
Secured/Rental/Leases                --             --              --          --          --           --            --
Insurance                            --             --              --          --                       --       100,000
Administrative & Selling             --             --              --           0       1,000        6,200         4,000
Selling                              --             --              --          --                       --
Other (Attach List)*                 --                             --                   1,000        3,197        18,204
*Bank Fees
Owner Draw                           --             --              --          --          --           --            --
Transfers (TO DIP ACCOUNTS)                         --              --           0          --      337,877            --

Professional Fees                    --             --              --       8,236      20,000       34,602        60,000
U.S. Trustee Quarterly Fees          --             --              --           0                    1,500           500
Court Costs                          --             --              --          --                       --         5,000

TOTAL DISBURSEMENTS                   0              0               0       8,386      22,000      383,526       187,704
                                 ------         ------          ------     -------     -------      -------       -------
NET CASH FLOW                     1,960              0               0      (6,426)    (22,000)     (29,474)     (187,704)
Receipts Less Disbursements
                                 ------         ------          ------     -------     -------      -------       -------
CASH-END OF MONTH                89,688         89,989          28,894     423,871     265,641      389,077        54,529
                                 ------         ------          ------     -------     -------      -------       -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                            $8,386
  LESS:TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                  $0
  PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (from escrow accounts)         $0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                $8,386

                         Highlands Insurance Group, Inc.
                                    28-Feb-03

------------------------------------------------------------------------------------------------------------------------------------
                            Operating          Payables          Money Market      Money Market   Payables          Operating
                              9102663029         1014315825            4484882     AM1P                3752021910         6200064400
                            ---------------    ---------------   -------------     -------------------------------------------------
                            Chase              PNC               Federated         State Street   Bank Of America   Citizens Bank
Balance Per Books              91,080.02                 --                --              --          21,033.63         103,186.11
====================================================================================================================================


Bank Balance                   91,080.02                 --                --              --          25,480.71         103,186.11
(+) Deposits in Transit
(-) Outstanding Checks                                                                                 (4,447.08)
Other (See Below)
Adjusted Bank Balance          91,080.02                 --                --              --          21,033.63         103,186.11
====================================================================================================================================



Deposits in Transit

Checks Outstanding                                                                                #1019 $50
                                                                                                  #1020 $50
                                                                                                  #1021 $50
                                                                                                  #1022 $4297.08


Other

                                               ---------------

Total Other
------------------------------------------------------------------------------------------------------------------------------------

                           Highlands Claims and Safety
                                    28-Feb-03

---------------------------------------------------------------------------------------------------------------------
                                       Operating           Operating
                                            3750487802         6200064419
                                       ----------------    ---------------    -----------------     -----------------
                                       Bof A               Citizens
Balance Per Books                            89,688.42          89,989.00
=====================================================================================================================


Bank Balance                                 89,713.42          89,989.00
(+) Deposits in Transit
(-) Outstanding Checks                          (25.00)
Other (See Below)
Adjusted Bank Balance                        89,688.42          89,989.00
=====================================================================================================================


Deposits in Transit

Checks Outstanding
Ck 1092 issued 12/06/01                          25.00




Other

Total Other
---------------------------------------------------------------------------------------------------------------------

                      Northwestern National Holding Company
                                    28-Feb-03

---------------------------------------------------------------------------------------------------------------------
                                       Operating
                                              20569113
                                       ----------------    ---------------    -----------------     -----------------
                                       Bank One
Balance Per Books                            28,894.04
=====================================================================================================================


Bank Balance                                 28,894.04
(+) Deposits in Transit
(-) Outstanding Checks                               -
Other (See Below)
Adjusted Bank Balance                        28,894.04
=====================================================================================================================



Deposits in Transit

Checks Outstanding

Other

Total Other
---------------------------------------------------------------------------------------------------------------------

                                                      Reporting Period 2/28/2003

     STATEMENT OF OPERATIONS
        (Income Statement)            CASE: 02-13198            CASE: 02-13196               CASE: 02-13201
                                      ----------------------    --------------------------   -----------------------
                                       NORTHWESTERN NATIONAL       HIGHLANDS INSURANCE              HIGHLANDS
                                       HOLDING COMPANY, INC.           GROUP, INC              SERVICE CORPORATION
REVENUES                                         CUMULATIVE                   CUMULATIVE                CUMULATIVE
                                      MONTH    FILING TO DATE    MONTH      FILING TO DATE   MONTH    FILING TO DATE
                                      -----    --------------    -----      --------------   -----    --------------
Gross Revenues
Less: Returns and Allowances
Net Revenue                               0              0             0               0         0               0
                                      -----       --------      --------      ----------     -----        --------
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Cost (attach schedule)
Less: Ending Inventory
Cost of Goods Sold                        0              0             0               0         0               0
Gross Profit                              0              0             0               0         0               0
                                      -----       --------      --------      ----------     -----        --------
OPERATING EXPENSES
Insider Compensation *
Insurance                                                        (18,682)        (74,728)
Management Fees/Bonuses
Taxes - Other
Other (attach schedule)                                           (4,297)        (17,253)
Total Operating Expenses Before
  Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other
  Income & Expenses                       0              0       (22,979)        (91,981)        0               0
                                      -----       --------      --------      ----------     -----        --------
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                        85
Interest Expense                                                (819,548)     (3,338,174)
Other Expense (attach schedule)                                        0               0         0               0
Net Profit (Loss) Before
  Reorganization Items                    0              0      (842,527)     (3,430,070)        0               0
                                      -----       --------      --------      ----------     -----        --------
REORGANIZATION ITEMS
Professional Fees                                                                (52,370)
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated
  Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses
  (attach schedule)
Total Reorganization Expenses             0              0             0         (52,370)        0               0
Income Taxes
Net Profit (Loss)                         0              0      (842,527)     (3,482,440)        0               0
                                      -----       --------      --------      ----------     -----        --------

     STATEMENT OF OPERATIONS
        (Income Statement)            CASE: 02-13200            CASE: 02-13199            CASE: 02-13197
                                      -----------------------   -----------------------   -----------------------
                                        HIGHLANDS CLAIMS AND     AMERICAN RELIANCE INC.      HIGHLANDS HOLDING
                                        SAFETY SERVICES, INC                                     COMPANY
REVENUES                                         CUMULATIVE                CUMULATIVE                CUMULATIVE
                                      MONTH    FILING TO DATE   MONTH    FILING TO DATE   MONTH    FILING TO DATE
                                      -----    --------------   -----    --------------   -----    --------------
Gross Revenues
Less: Returns and Allowances
Net Revenue                               0               0         0              0          0              0
                                      -----        --------     -----       --------      -----        -------
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Cost (attach schedule)
Less: Ending Inventory
Cost of Goods Sold                        0               0         0              0          0              0
Gross Profit                              0               0         0              0          0              0
                                      -----        --------     -----       --------      -----        -------
OPERATING EXPENSES
Insider Compensation *
Insurance
Management Fees/Bonuses
Taxes - Other                                                       0              0
Other (attach schedule)
Total Operating Expenses Before
  Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other
  Income & Expenses                       0               0         0              0          0              0
                                      -----        --------     -----       --------      -----        -------
OTHER INCOME AND EXPENSES
Other Income (attach schedule)            0               0
Interest Expense
Other Expense (attach schedule)           0               0                                   0              0
Net Profit (Loss) Before
  Reorganization Items                    0               0         0              0          0              0
                                      -----        --------     -----       --------      -----        -------
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated
  Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses
  (attach schedule)
Total Reorganization Expenses             0               0         0              0          0              0
Income Taxes
Net Profit (Loss)                         0               0         0              0          0              0
                                      -----        --------     -----       --------      -----        -------

     STATEMENT OF OPERATIONS
        (Income Statement)
                                     --------------------------
                                          CONSOLIDATING

REVENUES                                           CUMULATIVE
                                       MONTH     FILING TO DATE
                                       -----     --------------
Gross Revenues                              0              0
Less: Returns and Allowances                0              0
Net Revenue                                 0              0
                                     --------     ----------
COST OF GOODS SOLD
Beginning Inventory                         0              0
Add: Purchases                              0              0
Add: Cost of Labor                          0              0
Add: Other Cost (attach schedule)           0              0
Less: Ending Inventory                      0              0
Cost of Goods Sold                          0              0
Gross Profit                                0              0
                                     --------     ----------
OPERATING EXPENSES
Insider Compensation *                      0              0
Insurance                             (18,682)       (74,728)
Management Fees/Bonuses                     0              0
Taxes - Other                               0              0
Other (attach schedule)                (4,297)       (17,253)
Total Operating Expenses Before
  Depreciation                              0              0
Depreciation/Depletion/Amortization         0              0
Net Profit (Loss) Before Other
  Income & Expenses                   (22,979)       (91,981)
                                     --------     ----------
OTHER INCOME AND EXPENSES
Other Income (attach schedule)              0             85
Interest Expense                     (819,548)    (3,338,174)
Other Expense (attach schedule)             0              0
Net Profit (Loss) Before
  Reorganization Items               (842,527)    (3,430,070)
                                     --------     ----------
REORGANIZATION ITEMS
Professional Fees                           0        (52,370)
U.S. Trustee Quarterly Fees                 0              0
Interest Earned on Accumulated
  Cash from Chapter 11
  (see continuation sheet)                  0              0
Gain (Loss) from Sale of Equipment          0              0
Other Reorganization Expenses
  (attach schedule)                         0              0
Total Reorganization Expenses               0        (52,370)
Income Taxes
Net Profit (Loss)                    (842,527)    (3,534,810)
                                     --------     ----------

* "Insider" is defined in 11 U.S.C. Section 101 (31)

                                CASE: 02-13198            CASE: 02-13196            CASE: 02-13201
                                -----------------------   -----------------------   -----------------------
                                  NORTHWESTERN NATIONAL     HIGHLANDS INSURANCE            HIGHLANDS
                                  HOLDING COMPANY, INC.         GROUP, INC.           SERVICES CORPORATION
                                           CUMULATIVE                 CUMULATIVE               CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY    MONTH   FILING TO DATE    MONTH    FILING TO DATE   MONTH   FILING TO DATE
-----------------------------    -----   --------------    -----    --------------   -----   --------------
OTHER COSTS
                                     0            0            0              0          0              0
                                 -----       ------       ------        -------      -----         ------
OTHER OPERATIONAL EXPENSES
Directors Fees                                                           (6,366)
Mellon investors services                                                (4,711)
Printing fees                                             (4,297)        (6,176)
                                     0            0       (4,297)       (17,253)         0              0
                                     0            0       (4,297)       (17,253)         0              0
                                 -----       ------       ------        -------      -----         ------
OTHER INCOME
Claims service fees
Interest income - Federated                                                  85

                                 -----       ------       ------        -------      -----         ------
OTHER EXPENSES
Claims service expense

                                 CASE: 02-13200            CASE: 02-13199            CASE: 02-13197
                                 -----------------------   -----------------------   -----------------------
                                   HIGHLANDS CLAIMS AND     AMERICAN RELIANCE INC.      HIGHLANDS HOLDING
                                   SAFETY SERVICES, INC                                     COMPANY
                                           CUMULATIVE               CUMULATIVE               CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY    MONTH   FILING TO DATE   MONTH   FILING TO DATE   MONTH   FILING TO DATE
-----------------------------    -----   --------------   -----   --------------   -----   --------------
OTHER COSTS
                                     0              0         0              0         0             0
                                 -----         ------     -----          -----     -----        ------
OTHER OPERATIONAL EXPENSES
Directors Fees
Mellon investors services
Printing fees
                                     0              0         0              0         0             0
                                     0              0         0              0         0             0
                                 -----         ------     -----          -----     -----        ------
OTHER INCOME
Claims service fees                  0              0
Interest income - Federated

                                 -----         ------     -----          -----     -----        ------
OTHER EXPENSES
Claims service expense               0              0

                                      CONSOLIDATING
                                           CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY    MONTH   FILING TO DATE
-----------------------------    -----   --------------
OTHER COSTS
                                     0              0
                                 -----         ------
OTHER OPERATIONAL EXPENSES
Directors Fees
Mellon investors services
Printing fees
                                     0              0
                                     0              0
                                 -----         ------
OTHER INCOME
Claims service fees
Interest income - Federated

                                 -----         ------
OTHER EXPENSES
Claims service expense

CONSOLIDATING BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.
Pre-petition liabilities must be classified separately from postpetition obligations.

                                                       Reporting Date 02/28/2003

                               CASE: 02-13198                    CASE: 02-13196                    CASE: 02-13201
                               --------------------------------  --------------------------------  --------------------------------
                                 Northwestern National Holding
                                          Company, Inc.           Highlands Insurance Group, Inc.    Highlands Service Corporation

                                 Book Value at                     Book Value at                     Book Value at
                                End of Current    Book Value on   End of Current    Book Value on   End of Current    Book Value on
ASSETS                         Reporting Period   Petition Date  Reporting Period   Petition Date  Reporting Period   Petition Date
------                         ----------------   -------------  ----------------   -------------  ----------------   -------------
CURRENT ASSETS

Unrestricted Cash and
 Equivalents
Restricted Cash and Cash
 Equivalents (see
 continuation sheet)                    28,894          28,894          215,371          248,567

Accounts Receivable (Net)                                                                                   34,614           34,614
Notes Receivable
Inventories
Prepaid Legal Expenses                                                   45,920           98,290
Professional Retainers
Other Current Assets
 (attach schedule)                   1,983,370       1,983,370      (22,742,047)     (22,667,626)
TOTAL CURRENT ASSETS                 2,012,264       2,012,264   $  (22,480,757)   $ (22,320,769)  $        34,614   $       34,614

PROPERTY AND EQUIPMENT

Real Property and
 Improvements
Machinery and Equipment
Furniture, Fixtures and
 Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated
 Depreciation
TOTAL PROPERTY & EQUIPMENT                  --              --   $           --    $          --   $            --   $           --
OTHER ASSETS

Loans to Insiders*
Other Assets (attach
 schedule)
TOTAL OTHER ASSETS                          --              --   $           --    $          --   $            --   $           --
                               ---------------   -------------   --------------    -------------   ---------------   --------------
TOTAL ASSETS                         2,012,264       2,012,264   $  (22,480,757)   $ (22,320,769)  $        34,614   $       34,614
                               ===============   =============   ==============    =============   ===============   ==============
LIABILITIES AND OWNER
EQUITY

LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)

Accounts Payable                                                             --
Taxes Payable (refer to
 FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases -
 Building/Equipment
Secured Debt / Adequate
 Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition
 Liabilities (accrued
 interest)                                                            3,338,175
TOTAL POSTPETITION
 LIABILITIES                                --              --   $    3,338,175    $          --   $            --   $           --

LIABILITIES SUBJECT TO
 COMPROMISE (PRE-PETITION)

Secured Debt                                                         47,504,390       47,504,390
Priority Debt
Unsecured Debt                           1,174           1,124       75,674,170       75,701,885            23,514           23,464
TOTAL PRE-PETITION
 LIABILITIES                             1,174           1,124   $  123,178,560    $ 123,206,275   $        23,514   $       23,464

TOTAL LIABILITIES                        1,174           1,124   $  126,516,735    $ 123,206,275   $        23,514   $       23,464

OWNER EQUITY

Capital Stock                           10,000          10,000          137,181          137,181
Additional Paid-In Capital         120,543,607     120,543,607      228,871,789      228,871,789
Partner's Capital Account
Owner's Equity Account
Retained Earnings -
 Pre-Petition                     (118,542,517)    118,542,467)                                             11,100           11,150
Retained Earnings -
 Postpetition                                                      (390,616,358)    (387,145,910)
Adjustments to Owner Equity
 (attach schedule)                                                   12,609,896       12,609,896
Postpetition Contributions
 (Distributions) (Draws)
 (attach schedule)
NET OWNER EQUITY                     2,011,090       2,011,140   $ (148,997,492)   $(145,527,044)  $        11,100   $       11,150
                               ---------------   -------------   --------------    -------------   ---------------   --------------
TOTAL LIABILITIES AND
 OWNER'S EQUITY                      2,012,264       2,012,264      (22,480,757)     (22,320,769)           34,614           34,614
                               ===============   =============   ==============    =============   ===============   ==============
**Insider* is defined in
11 U.S.C. Section 101(31)                   --              --               (0)              --                --               --

                               CASE: 02-13200                   CASE: 02-13199                   CASE: 02-13197
                               -------------------------------  -------------------------------  --------------------------------
                                  Highlands Claims and Safety
                                         Services Inc.              American Reliance, Inc.          Highlands Holding Company

                                 Book Value at                    Book Value at                     Book Value at
                                End of Current   Book Value on   End of Current   Book Value on   End of Current    Book Value on
ASSETS                         Reporting Period  Petition Date  Reporting Period  Petition Date  Reporting Period   Petition Date
------                         ----------------  -------------  ----------------  -------------  ----------------   -------------
CURRENT ASSETS

Unrestricted Cash and
 Equivalents                           176,014        175,899
Restricted Cash and Cash
 Equivalents (see
 continuation sheet)

Accounts Receivable (Net)                1,917            176
Notes Receivable
Inventories
Prepaid Legal Expenses
Professional Retainers
Other Current Assets
 (attach schedule)                       3,742          3,742         2,151,856      2,151,856       (12,000,000)    (12,000,000)
TOTAL CURRENT ASSETS           $       181,673   $    179,817   $     2,151,856   $  2,151,856   $   (12,000,000)  $ (12,000,000)

PROPERTY AND EQUIPMENT

Real Property and
 Improvements
Machinery and Equipment
Furniture, Fixtures and
 Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated
 Depreciation
TOTAL PROPERTY & EQUIPMENT     $            --   $         --   $            --   $         --   $            --   $          --
OTHER ASSETS

Loans to Insiders*
Other Assets (attach
 schedule)
TOTAL OTHER ASSETS             $            --   $         --   $            --   $         --   $            --   $          --
                               ---------------   ------------   ---------------   ------------   ---------------   -------------
TOTAL ASSETS                   $       181,673   $    179,817   $     2,151,856   $  2,151,856   $   (12,000,000)  $ (12,000,000)
                               ===============   ============   ===============   ============   ===============   =============
LIABILITIES AND OWNER
EQUITY

LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)

Accounts Payable
Taxes Payable (refer to
 FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases -
 Building/Equipment
Secured Debt / Adequate
 Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition
 Liabilities (accrued
 interest)
TOTAL POSTPETITION
 LIABILITIES                   $            --   $         --   $            --   $         --   $            --   $          --

LIABILITIES SUBJECT TO
 COMPROMISE (PRE-PETITION)

Secured Debt
Priority Debt
Unsecured Debt                           4,684          3,000         3,470,397      3,470,447               394             394
TOTAL PRE-PETITION
 LIABILITIES                   $         4,684   $      3,000   $     3,470,397   $  3,470,447   $           394   $         394

TOTAL LIABILITIES              $         4,684   $      3,000   $     3,470,397   $  3,470,447   $           394   $         394

OWNER EQUITY

Capital Stock                            1,000          1,000               272            272
Additional Paid-In Capital                                          164,095,489    164,095,489
Partner's Capital Account
Owner's Equity Account
Retained Earnings -
 Pre-Petition                          175,989        175,817      (165,414,352)  (165,414,352)      (12,000,394)    (12,000,394)
Retained Earnings -
 Postpetition                                                                50
Adjustments to Owner Equity
 (attach schedule)
Postpetition Contributions
 (Distributions) (Draws)
 (attach schedule)
NET OWNER EQUITY               $       176,989   $    176,817   $    (1,318,541)  $ (1,318,591)  $   (12,000,394)  $ (12,000,394)
                               ---------------   ------------   ---------------   ------------   ---------------   -------------
TOTAL LIABILITIES AND
 OWNER'S EQUITY                        181,673        179,817   $     2,151,856   $  2,151,856   $   (12,000,000)  $ (12,000,000)
                               ===============   ============   ===============   ============   ===============   =============
**Insider* is defined in
11 U.S.C. Section 101(31)                    0             --                --             --                --              --


                              --------------------------------

                                        CONSOLIDATING

                               Book Value at
                               End of Current    Book Value on
ASSETS                        Reporting Period   Petition Date
------                        ----------------   -------------
CURRENT ASSETS

Unrestricted Cash and
 Equivalents                          176,014         175,899
Restricted Cash and Cash
 Equivalents (see
 continuation sheet)                  244,265         277,461

Accounts Receivable (Net)              36,531          34,790
Notes Receivable                           --              --
Inventories                                --              --
Prepaid Legal Expenses                 45,920          98,290
Professional Retainers                     --              --
Other Current Assets
 (attach schedule)                (30,603,079)    (30,528,658)
TOTAL CURRENT ASSETS          $   (30,100,350)  $ (29,942,218)

PROPERTY AND EQUIPMENT

Real Property and
 Improvements                              --              --
Machinery and Equipment                    --              --
Furniture, Fixtures and
 Office Equipment                          --              --
Leasehold Improvements                     --              --
Vehicles                                   --              --
Less Accumulated
 Depreciation                              --              --
TOTAL PROPERTY & EQUIPMENT    $            --   $          --
OTHER ASSETS

Loans to Insiders*                         --              --
Other Assets (attach
 schedule)                                 --              --
TOTAL OTHER ASSETS            $            --   $          --
                              ---------------   -------------
TOTAL ASSETS                  $   (30,100,350)  $ (29,942,218)
                              ===============   =============
LIABILITIES AND OWNER
EQUITY

LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)

Accounts Payable                           --              --
Taxes Payable (refer to
 FORM MOR-4)                               --              --
Wages Payable                              --              --
Notes Payable                              --              --
Rent / Leases -
 Building/Equipment                        --              --
Secured Debt / Adequate
 Protection Payments                       --              --
Professional Fees                          --              --
Amounts Due to Insiders*                   --              --
Other Postpetition
 Liabilities (accrued
 interest)                          3,338,175              --
TOTAL POSTPETITION
 LIABILITIES                  $     3,338,175   $          --

LIABILITIES SUBJECT TO
 COMPROMISE (PRE-PETITION)

Secured Debt                       47,504,390      47,504,390
Priority Debt                              --              --
Unsecured Debt                     79,174,334      79,200,314
TOTAL PRE-PETITION
 LIABILITIES                  $   126,678,724   $ 126,704,704

TOTAL LIABILITIES             $   130,016,899   $ 126,704,704

OWNER EQUITY

Capital Stock                         148,453         148,453
Additional Paid-In Capital        513,510,885     513,510,885
Partner's Capital Account                  --              --
Owner's Equity Account                     --              --
Retained Earnings -
 Pre-Petition                    (295,770,174)   (295,770,246)
Retained Earnings -
 Postpetition                    (390,616,308)   (387,145,910)
Adjustments to Owner Equity
 (attach schedule)                 12,609,896      12,609,896
Postpetition Contributions
 (Distributions) (Draws)
 (attach schedule)                         --              --
NET OWNER EQUITY              $  (160,117,248)  $(156,646,922)
                              ---------------   -------------
TOTAL LIABILITIES AND
 OWNER'S EQUITY               $   (30,100,350)  $ (29,942,218)
                              ===============   =============
**Insider* is defined in
11 U.S.C. Section 101(31)                   0              --

                                                               FORM MOR-3 (9/99)

                                         Northwestern National Holding
                                                 Company, Inc.             Highlands Insurance Group, Inc.
                                        Book Value at                      Book Value at
                                        End of Current    Book Value on    End of Current    Book Value on
ASSETS                                 Reporting Period   Petition Date   Reporting Period   Petition Date
-------------------------------------------------------------------------------------------------------------
Other Current Assets
   Investment in Subs                       1,986,370       1,986,370       (22,723,671)      (22,723,671)
   Prepaid Insurance                                                            (18,682)           56,045
   Taxes Recoverable
   Receivables from affiliates                                                      306

Other Assets








-------------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
-------------------------------------------------------------------------------------------------------------

Other Postpetition Liabilities
                                                   --              --                 --               --
                                                   --              --                 --               --
                                                   --              --                 --               --

Adjustment to Owner Equity
   Treasury Stock                                  --              --          3,999,394        3,999,394
   Deferred Comp on Restricted Stock               --                            313,189          313,189
   Preferred Stock                                 --              --        (16,922,520)     (16,922,520)

Postpetition Contributions
 (Distributions) (Draws)
-------------------------------------------------------------------------------------------------------------

                                                                             Highlands Claims and Safety
                                        Highlands Service Corporation               Services Inc.
                                         Book Value at                     Book Value at
                                        End of Current    Book Value on    End of Current    Book Value on
ASSETS                                 Reporting Period   Petition Date   Reporting Period   Petition Date
-------------------------------------------------------------------------------------------------------------
Other Current Assets
   Investment in Subs                             --              --                 --              --
   Prepaid Insurance
   Taxes Recoverable                                                              3,742           3,742
   Receivables from affiliates

Other Assets








-------------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
-------------------------------------------------------------------------------------------------------------

Other Postpetition Liabilities
                                                  --              --                 --              --
                                                  --              --                 --              --
                                                  --              --                 --              --

Adjustment to Owner Equity
   Treasury Stock                                 --              --                 --              --
   Deferred Comp on Restricted Stock              --              --                 --              --
   Preferred Stock                                --              --                 --              --

Postpetition Contributions
 (Distributions) (Draws)
-------------------------------------------------------------------------------------------------------------

                                            American Reliance, Inc.          Highlands Holding Company
                                        Book Value at                       Book Value at
                                        End of Current    Book Value on    End of Current    Book Value on
ASSETS                                 Reporting Period   Petition Date   Reporting Period   Petition Date
-------------------------------------------------------------------------------------------------------------
Other Current Assets
   Investment in Subs                     2,074,519         2,074,519        (12,000,394)     (12,000,394)
   Prepaid Insurance
   Taxes Recoverable
   Receivables from affiliates               77,337            77,337

Other Assets








-------------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
-------------------------------------------------------------------------------------------------------------

Other Postpetition Liabilities
                                                 --                --                 --               --
                                                 --                --                 --               --
                                                 --                --                 --               --

Adjustment to Owner Equity
   Treasury Stock                                --                --                 --               --
   Deferred Comp on Restricted Stock             --                --                 --               --
   Preferred Stock                               --                --                 --               --

Postpetition Contributions
 (Distributions) (Draws)
-------------------------------------------------------------------------------------------------------------

                                                 CONSOLIDATING
                                        Book Value at
                                        End of Current    Book Value on
ASSETS                                 Reporting Period   Petition Date
-----------------------------------------------------------------------
Other Current Assets
   Investment in Subs                     (30,663,176)     (30,663,176)
   Prepaid Insurance                          (18,682)          56,045
   Taxes Recoverable                            3,742            3,742
   Receivables from affiliates                 77,643           77,337

Other Assets                                       --               --
                                                   --               --
                                                   --               --
                                                   --               --
                                                   --               --
                                                   --               --
                                                   --               --
                                                   --               --
                                                   --               --
-----------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
-----------------------------------------------------------------------

Other Postpetition Liabilities
                                                   --               --
                                                   --               --
                                                   --               --

Adjustment to Owner Equity
   Treasury Stock                           3,999,394        3,999,394
   Deferred Comp on Restricted Stock          313,189          313,189
   Preferred Stock                        (16,922,520)     (16,922,520)

Postpetition Contributions
 (Distributions) (Draws)
-----------------------------------------------------------------------


Restricted Cash:  cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

IN RE  Highlands Insurance Group, Inc. et al.
       --------------------------------------
                      Debtor

                                             CASE NO.  02-13196 through 02-13201
                                                       -------------------------
                                             REPORTING PERIOD  2/28/03
                                                               -----------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes

Attach photocopies of any tax returns filed during the reporting period

                                 Beginning        Amount                                            Ending
                                    Tax        Withheld or     Amount       Date     Check No.        Tax
                                 Liability       Accrued        Paid        Paid      or EFT       Liability
------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
   Total Federal Taxes              -0-                                                               -0-
------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------
Withholding
Sales
Excise
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER:
------------------------------------------------------------------------------------------------------------
  TOTAL STATE AND LOCAL             -0-                                                               -0-
------------------------------------------------------------------------------------------------------------
TOTAL TAXES                         -0-                                                               -0-
------------------------------------------------------------------------------------------------------------

*Debtors have no employees

                      SUMMARY OF UNPAID POSTPETITION DEBTS

ATTACH AGED LISTING OF ACCOUNTS PAYABLE.

                                                                          NUMBER OF DAYS PAST DUE
                                             -------------------------------------------------------------------------------
                                                 Current       0-30          31-60         61-90       Over 90       Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building

Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders* (Directors Fees)

Other:  (Accrued Interest)                       819,548      899,713       822,726       796,188                  3,338,174
----------------------------------------------------------------------------------------------------------------------------
Other:
----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                         819,548      899,713       822,726       796,188                  3,338,174
----------------------------------------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Liabilities, other than accrued interest, will be paid from remaining cash of Debtor.
--------------------------------------------------------------------------------
Accrued interest will not be paid currently.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



* "Insider" is defined in 11 U.S.C. Section 101(31).                 FORM  MOR-4
                                                                          (9/99)

IN RE   Highlands Insurance Group, Inc. et al.
        --------------------------------------
                        Debtor

                                             CASE NO.  02-13196 through 02-13201
                                                       -------------------------
                                             REPORTING PERIOD  2/28/03
                                                               -----------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                        AMOUNT
----------------------------------                                        ------
Total Accounts Receivable at the beginning of the reporting period       $36,531
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period              36,531

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
-------------------------                                                 ------
0 - 30 days old                                                                0
31 - 60 days old                                                               0
61 - 90 days old                                                           1,714
91+ days old                                                              34,817
TOTAL ACCOUNTS RECEIVABLE                                                 36,531
AMOUNT CONSIDERED UNCOLLECTIBLE (BAD DEBT)                                    --
ACCOUNTS RECEIVABLE (NET)                                                 36,531


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                      YES       NO
----------------------------                                                                      ---       --
1.   Have any assets been sold or transferred outside the normal course of business                          X
     this reporting period?  If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in possession account                X
     this reporting period? If yes, provide an explanation below.

3.   Have all postpetition tax returns been timely filed?  If no, provide an explanation           X
     below.

4.   Are workers compensation, general liability and other necessary insurance                     X
     coverages in effect?  If no, provide an explanation below.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     FORM  MOR-5
                                                                          (9/99)